UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 9, 2011

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CC MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-53354	26-0241222
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On June 9, 2011, Clear Channel Communications, Inc. (“CCU”), an indirect subsidiary of CC Media Holdings, Inc., entered into a Purchase Agreement (the “Purchase Agreement”), by and among CCU, CCU’s parent, Clear Channel Capital I, LLC, certain subsidiary guarantors named therein (collectively, the “Guarantors”), and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as representatives of the several initial purchasers, relating to the issuance and sale of $750 million in aggregate principal amount of CCU’s 9.0% Priority Guarantee Notes due 2021 (the “Notes”).  The Notes will be issued at a price of 93.845% of their principal amount plus accrued interest from February 23, 2011.  The Notes will have identical terms to, and will be treated as a single class with, the $1.0 billion in aggregate principal amount of 9.0% Priority Guarantee Notes due 2021 issued by CCU on February 23, 2011.

The Notes are being offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Act.

The Purchase Agreement under which the Notes will be sold by CCU contains customary representations, warranties and agreements by CCU and the Guarantors, and customary conditions to closing, indemnification obligations of CCU and the Guarantors, including for liabilities under the Act, other obligations of the parties and termination provisions.

Item 8.01                      Other Events

On June 9, 2011, CCU announced the pricing of its previously announced offering of $750 million aggregate principal amount of 9.0% Priority Guarantee Notes due 2021.  A copy of the press release is Exhibit 99.1 hereto and is incorporated herein by reference.

The Notes have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This Current Report on Form 8-K and the statements contained in Exhibit 99.1 do not and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press Release issued by Clear Channel Communications, Inc. on June 9, 2011 (Incorporated by
reference to Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K
filed on June 9, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.

Date: June 9, 2011	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Senior Vice President, Chief Accounting Officer and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Clear Channel Communications, Inc. on June 9, 2011 (Incorporated by
reference to Exhibit 99.1 to Clear Channel Communications, Inc.’s Current Report on Form 8-K
filed on June 9, 2011).